UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 12, 1999


                                 C-COR.net Corp.
             (Exact name of Registrant as specified in its charter)

       Pennsylvania                     0-10726                  24-0811591
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)       Number)                 Identification No.)

  60 Decibel Road, State College, Pennsylvania               16801
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:            (814) 238-2461

                             C-COR Electronics, Inc.
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

On July 12, 1999 and July 14, 1999, the registrant issued press releases, which are attached to this Current Report as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         99.1 Press Release, dated July 12, 1999, of C-COR.net Corp.
         99.2 Press Release, dated July 14, 1999, of C-COR.net Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR.net Corp.
(Registrant)

July 15, 1999


By: /s/ David A. Woodle,
Name: David A. Woodle
Title: President and Chief Executive Officer